UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

801 S. Marquette Ave., Minneapolis, MN	55402-2807
(Address of principal executive offices)	(Zip Code)

(651) 483-7111
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Segment Realignment

Effective for the quarter ended March 31, 2024, Deluxe Corporation (the "Company") reorganized its reportable business segments to align with changes in its organizational structure that better reflect its portfolio mix and offerings. As further described under Item 8.01 of this Current Report on Form 8-K, the Company's new reportable segments are Merchant Services, B2B Payments, Data Solutions and Print.

Supplemental Financial Information

Exhibit 99.1 to this Current Report on Form 8-K includes unaudited, recast financial information under the new segment structure relative to business segment revenue and adjusted EBITDA for fiscal years 2023 and 2022 and quarterly information for each of the quarters within fiscal year 2023. The Company did not operate under the new segment structure during these periods. The methodology utilized to determine segment operating performance did not change, and information regarding this methodology is provided in the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2023.

The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Company's reported net income, earnings per share, total assets or shareholders' equity for any of the previously reported periods, nor does it reflect any subsequent information or event, other than as required to reflect the segment reorganization described above.

The information in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

Section 8 - Other Events

Item 8.01 Other Events.

Under the revised reporting structure, beginning with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, the Company will present four reportable segments, as follows:

•Merchant Services – provides electronic credit and debit card authorization and payment systems and processing services primarily to small and medium-sized retail and service businesses.

•B2B Payments – provides treasury management solutions, including remittance and lockbox processing, remote deposit capture, receivables management, payment processing and paperless treasury management, as well as fraud and security services and Deluxe Payment Exchange.

•Data Solutions – provides data-driven marketing solutions, including digital engagement, financial institution profitability reporting and account switching tools, and business incorporation services.

•Print – provides printed personal and business checks, printed business forms, business accessories and promotional products.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Supplemental segment financial information (furnished pursuant to Item 2.02 of this Current Report on Form 8-K)
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover page interactive data file (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2024

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President, Chief
Administrative Officer and
General Counsel

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